Trade receivables	12 Months Ended
Dec. 31, 2020
Trade receivables
Trade receivables

Note 18 - Trade receivables

Accounting policies

On initial recognition, receivables are measured at fair value. The Group holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost.

Trade receivables are written down for expected credit losses. The Group applies the simplified approach in IFRS 9 to measuring expected credit losses which uses a lifetime expected loss allowance for trade receivables and contract assets. A write-down is recognized in sales and marketing expenses.

There are no material overdue receivables and the write-down for expected credit losses is not material.

At December 31, 2020 and 2019, Zealand had no trade receivables related to milestone payments.